                                                                 EXHIBIT 10.7.5


STATE OF SOUTH CAROLINA       )
                              )     AGREEMENT
COUNTY OF CHARLESTON          )


     THIS AGREEMENT, entered into this 14th day of March, 1996, by and between ASHLEY INDUSTRIAL DEVELOPERS, a partnership, Charleston, South Carolina, party of the first part (hereinafter called "Lessor") and MDT DIAGNOSTIC COMPANY, party of the second part (hereinafter called "Lessee").

                                  WITNESSETH:
                                  -----------

                                      1.

                                LEASED PREMISES
                                ---------------

     Lessor hereby leases to Lessee and Lessee (sometimes also referred to as Tenant) rents from Lessor (sometimes also referred to as Landlord) real property at 7370-B SPARTAN BOULEVARD, in the City of North Charleston, County of Charleston, and State of South Carolina, which is more fully described in Exhibit "A" (Plat of Tract C-2); together with the improvements located on such real property; all attached hereto and made a part hereof, together with all the easements, restrictions, conditions, and covenants of public record, including aviation easements and glide path rights, if any, heretofore granted to the United States Government or its instrumentalities (the Premises).

                                      2.

                          AGREEMENT TO LEASE AND TERM
                          ---------------------------

     (a) Lessor agrees to lease and rent the Premises to Lessee upon the terms and conditions herein contained, and Lessee agrees to lease and take the Premises from Lessor upon the terms and conditions herein contained.

     (b) The term of this lease shall commence 1 January 1996, and shall end on 31 December 1996, after which the term will be automatically extended for up to four (4) additional one (1) year periods until such time as Lessee delivers written notice to Lessor that Lessee will terminate this lease and vacate premises at least four (4) months prior to termination of the then lease term.

                                   TRACT C-2b

                                      3.

                                     RENT
                                     ----

     (a) Except as otherwise specifically provided herein, Lessee agrees as of 1 January 1996, to pay to Lessor as rental for the leased premises for each year of this lease the sum of Seventy-Two Thousand and No/100 ($72,000.00) Dollars per year, payable without demand in equal monthly installments of Six Thousand and No/100 ($6,000.00) Dollars due in advance of the first (1st) day of each month; further, provided that the base rental set forth in this Paragraph 3 shall be adjusted in the manner set forth in Paragraphs 14 and 15.

     (b) A security deposit in the amount of Twelve Thousand and No/100 ($12,000.00) Dollars has been made and said deposit shall be applied to the last month's rental under this agreement. Any unapplied balance of the deposit will be returned to Lessee upon fulfillment of the terms and conditions of this agreement.

     (c) All payments shall be made at, or mailed via United States Mail to the following address: 3045 Ashley Phosphate Road, North Charleston, South Carolina 29418, or such other address as Lessor may from time to time designate to Lessee in writing.

     (d) Lessee shall pay documentary stamp taxes, if applicable, or any tax levied on the rental leasing, or letting of the Premises whether local, state, or federal, required to be paid due to the execution hereof.

                                      4.

                             LESSOR'S IMPROVEMENTS
                             ---------------------

                                Not Applicable.

                                      5.

                                USE OF PREMISES
                                ---------------

     Lessee shall have the right to occupy and use the Premises for the purpose of manufacture, warehouse, outside storage and office functions common to Lessee's business and agrees that it will use the Premises in a safe, lawful, and reasonable manner, and commit no waste upon the Premises.

                                   TRACT C-2b

                                      6.

                     ALTERATION AND IMPROVEMENTS BY LESSEE
                     -------------------------------------

     Lessee shall be privileged to make interior nonstructural alterations to the Premises, without the consent of the Lessor, provided that the alterations do not violate any applicable building code and do not conflict with any written requirement of Lessor's fire and extended coverage insurance policy in force. In the event of such interior nonstructural alterations, Lessee shall remove such alteration and restore the Premises to their original conditions at the expiration of the lease. Except as hereinabove provided, Lessee shall make no alterations, additions or improvements to the Premises, except such as may be specifically provided for in this lease, without the prior written consent of Lessor which the Lessor shall not unreasonably withhold.

     Lessee shall hold Lessor harmless on account of any and all claims in connection with any alterations, additions, or improvements made by Lessee to the Premises whether Lessor has given its consent or not and shall take reasonable steps to remove any and all liens resulting therefrom. Any increase in taxes or insurance occasioned by such alterations or improvements shall be the responsibility of the Lessee.

                                      7.

                     LESSEE'S PROPERTY AND TRADE FIXTURES
                     ------------------------------------

     Any and all property, goods, chattels and fixtures, including trade fixtures, placed in or upon and/or affixed to the leased premises by Lessee shall remain the exclusive property of Lessee, and Lessor shall have no interest of any kind therein. Lessee shall have the right to remove any or all such property, goods, chattels and fixtures, including trade fixtures, at any time, during the term of this lease, and/or at the termination thereof.

                                      8.

                             MAINTENANCE BY LESSEE
                             ---------------------

     (a) Lessee, at its sole cost and expense, shall be responsible for, but not limited to, the maintenance and repairs of the plumbing, doors, windows, interior walls and ceilings, during the term of this lease. The Lessor warrants that all systems and equipment shall be in satisfactory working condition at the time that the lease commences. Lessee covenants to keep the Premises, including parking lot, landscaping and sidewalk in a clean and orderly condition, free of dirt, rubbish, waste, snow and ice.

     (b) Lessor agrees, at its sole cost and expense, to keep and maintain the foundation, floors, roof areas, exterior walls, and sprinkler system of the Premises in good condition excepting damage or destruction caused by the Tenant or major damage or destruction to the Premises, which shall be controlled by Paragraph 16.

                                   TRACT C-2b

                                      9.

                RESTORATION OF PROPERTY AT TERMINATION OF LEASE
                -----------------------------------------------

     Lessee shall, at the termination of this lease, restore the Premises to their condition at the commencement of the term of this lease, excepting, however, reasonable wear and tear, alterations, additions and improvements consented to by Lessor, damage or destruction from happenings and circumstances, including, but not limited to, fire, earthquake and acts of God, beyond the reasonable control and without the negligence of Lessee, and damage or destruction, notwithstanding any negligence of Lessee, caused by perils ordinarily covered under fire and extended coverage insurance policies, as set forth in Article 14 hereof. Lessor agrees to provide Lessee with copies of fire and extended coverage insurance policies.

                                      10.

                             RULES AND REGULATIONS
                             ---------------------

     Lessee, its officers, employees, agents and representatives shall comply with the rules and regulations promulgated by Lessor to govern the use and occupancy of the Premises, to the extent such rules and regulations do not conflict with the provisions of this lease. Lessor shall not, however, put into effect or enforce any such rule or regulation which shall have the effect of impeding the reasonable use by Lessee of the Premises.

                                      11.

                               LESSEE'S CONDUCT
                               ----------------

     Lessee shall pay all increases in Lessor's insurance premiums which may be caused by any use which said Lessee shall make of the Premises which was not contemplated by Lessor and Lessee at the time of execution of this lease. Lessee shall not deface or injure the Premises, or do anything or permit anything to be done upon the Premises which shall create a nuisance.

                                      12.

                                   UTILITIES
                                   ---------

     Lessee shall pay for all utilities and services (including Charleston County Solid Waste Disposal fee) used or consumed by Lessee upon the Premises and shall pay any charges made for the installation of new or additional connections or modification in such services made during the term hereof.

                                   TRACT C-2b

                                      13.

                          LESSOR'S ACCESS TO PREMISES
                          ---------------------------

     Lessor's employees, agents and representatives, as the case may be, shall have the right of entering the Premises to make such repairs and alteration as may reasonably be required for the safety, care or preservation of the Premises, to place "For Rent" signs of reasonable number and size on the Premises for a period of sixty (60) days prior to the termination of this lease, or to show the Premises to prospective tenants on a scheduled noninterference basis during the last 180 days period of the lease.

                                      14.

               RELEASE FROM LIABILITY AND WAIVER OF SUBROGATION
               ------------------------------------------------

     Lessor hereby releases Lessee from all liability arising out of loss of or damage to the Premises caused by perils ordinarily covered under fire and extended coverage insurance policies (INCLUDING, WITHOUT LIMITATION, ANY SUCH LOSS OR DAMAGE CAUSED BY THE NEGLIGENT OR WRONGFUL ACT OF FAILURE TO ACT OF LESSEE, ITS OFFICERS, EMPLOYEES, AGENTS AND/OR REPRESENTATIVES). Lessor, with the consent of its insurance carriers, hereby waives all rights of subrogation of its insurance carriers in connection with such loss or damage, and agrees to obtain written evidence of such consent to waiver from its insurance carriers and to supply same to Lessee on request. Lessee hereby releases Lessor from all liability arising out of loss or damage to property of Lessee located on the Premises caused by perils ordinarily covered under fire and extended coverage insurance policies (including, without limitation, any such loss or damage caused by the negligent or wrongful act or failure to act of the Lessor, its employees, agents and/or representatives). Lessee, with the consent of its insurance carriers in connection with such loss or damage, and agrees to obtain written evidence of such consent to waiver from its insurance carriers and to supply same to Lessor on request.

     Fire and extended coverage insurance is to be obtained by Lessor and the cost in excess of Nine Hundred Ninety-Seven and No/100 ($997.00) Dollars for annual coverage shall be paid by Lessee in addition to the rental provided for under Article 3 hereof.

                                      15.

                                     TAXES
                                     -----

     Lessee shall pay in addition to the rental provided for under Article 3 hereof all real property taxes and assessments levied against or assessed upon personal and/or real property belonging to Lessor and located at or upon the Premises to the extent that such real property taxes and assessments exceed Two Thousand Eight Hundred Eighty-Five and 10/100 ($2,885.10) Dollars per year.

                                   TRACT C-2b

                                      16.

                     DAMAGE TO OR DESTRUCTION OF PREMISES
                     ------------------------------------

     If, during the term of this lease, the Premises shall be destroyed or damaged, or partially destroyed or damaged, to such a limited extent that the repair of such destruction or damage and restoration of the Premises to the operable condition for which the Premises were being used at the time of the destruction or damage can be accomplished with reasonable diligence, within ninety (90) days after such destruction or damage, Lessor shall promptly repair such destruction or damage, first causing the Premises to be restored to the operable condition for which the Premises were being used at the time of the destruction or damage; and, second substantially returning the Premises to their condition prior to the event causing the destruction or damage, provided, however, if such repair and restoration cannot be accomplished, with reasonable diligence, in time for the term of the lease to have at least one year to run upon completion of such repair and restoration, then the Lessor shall be privileged to elect not to so repair and restore, or Lessee shall be privileged to elect to terminate this lease as of the date of such damage. If, during the term of this lease, the Premises shall be destroyed or damaged, or partially destroyed or damaged, to such an extent that the repair of such destruction or damage cannot be accomplished, with reasonable diligence, within ninety (90) days after such destruction or damage, then Lessor shall promptly notify Lessee in writing of such fact, and Lessee shall have the sole right, during a thirty
(30) days following such notification, to terminate this lease by written notice to Lessor declaring this lease to be terminated upon receipt by Lessor of such notice. For purposes of rental payments, such termination shall be deemed to be retroactive to the date of such destruction or damage, and any rental payments made thereafter shall be returned to Lessee. Unless such notice of immediate termination shall be given by Lessee to Lessor within such period, this lease shall continue in full force and effect. In the event the Lessee shall fail to give written notice to the Lessor of its election to terminate this lease within the thirty (30) day period as hereinabove provided or shall notify the Lessor in writing of its election not to terminate this lease, then the Lessor shall promptly repair such destruction or damage and cause the Premises to be restored to substantially their condition prior to the event causing the destruction or damage, provided, however, if such repair and restoration cannot be accomplished in time for the term of the lease to have at least one (1) year to run upon completion of such repair and restoration, then the Lessor shall be privileged to elect not to so repair and restore, or Lessee shall be privileged to elect to terminate this lease as of the date of such destruction or damage. In the event that and to the extent that the Lessor cannot make such repairs within a period of ninety (90) days, either party shall be privileged to cancel the within lease.

     During any period of time that repairs are being made as aforesaid, and Lessee is unable to use the Premises for the purposes intended, the rental payments due during the period of such repairs shall be abated in proportion to the loss of use of the Premises by Lessee. Lessee's reasonable determination in this respect shall be final.

                                   TRACT C-2b

                                      17.

                                 CONDEMNATION
                                 ------------

     If the whole of the Premises or the whole of the building included in the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then this lease shall terminate on the date when the possession of the Premises shall be required for such use or purpose. If any part of the building less than the whole included in the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose and the part so taken cannot be replaced at some other location on the Premises, within ninety (90) days after such taking, by the exercise of reasonable diligence by the Lessor, so as to render the Premises, after replacing the part of the building so taken at the new location of the Premises, suitable for use by the Lessee for the purpose for which the Premises were being used at the time of the taking or condemnation, then Lessee shall have the sole right to terminate this lease on the date when the possession of the part so taken shall be required for such use or purpose. If the Premises other than the building or any part of the Premises other than the building shall be taken or condemned by an competent authority for any public or quasi-public use or purpose so as to render the remaining portion of the Premises unsuitable for use by the Lessee for the purpose for which the Premises were being used at the time of the taking or condemnation, then Lessee shall have the sole right to terminate this lease on the date when the possession of the part so taken shall be required for such use or purpose.

     The taking or condemning of a portion of the Premises adjoining the street or road upon which the Premises abut for the widening of said street or road, the effect of which will be to diminish the size of the area available for parking vehicles, shall not be construed as rendering the remaining portion of the Premises unsuitable for use by the Lessee for the purpose for which the Premises were or condemnation, if Lessor shall make suitable replacement parking available to Lessee, within a reasonable distance, from the Premises at no expense to Lessee. The taking or condemning of easements upon, in, over, and under the Premises for the installation, operation and maintenance of which will not adversely affect the use of the buildings on the Premises, shall likewise not be construed as rendering the remaining portion of the Premises unsuitable for the use of the Lessee for the purpose for which the Premises were being used at the time of the taking or condemnation and there shall be no reduction in rent because of said taking. The taking or condemnation of easements upon or over the Premises for aviation purposes, which do not affect the use of the buildings on the leased premise shall not be construed as rendering the remaining portion of the Premises unavailable for the use by the Lessee for the purpose for which the Premises were being used at the time of the taking or condemnation and there shall be no reduction in rent because of said taking.

     If this lease shall terminate as provided in this Article, Lessor shall refund to Lessee all sums received by Lessor as rent or deposit under this lease in excess of rent due through the date of such termination, which rent due for any part of a month shall be determined by prorating rent due for a full month on a daily basis. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation

                                   TRACT C-2b
from the condemnor. It is further understood and agreed that neither the Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.

                                      18.

                             BANKRUPTCY OF LESSEE
                             --------------------

     In the event a voluntary or involuntary petition in bankruptcy is filed by or against Lessee and said petition is approved in the court in which filed, or a receiver is appointed upon adverse petition and the appointment of such receiver is not vacated within thirty (30) days, or in the event Lessee make an assignment for the benefit of creditors, Lessor reserves the right to terminate this Lease forthwith and without notice.

                                      19.

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Lessee shall have the right to assign this lease and to sublet the Premises, in whole or in part, but shall remain primarily liable to the Lessor for Lessee's obligation to make rental payments under this lease so long as the sub-Lessee used the Premises in a manner consistent with the within lease.

                                      20.

                                 HOLDING OVER
                                 ------------

                                Not Applicable.

                                      21.

                               QUIET POSSESSION
                               ----------------

     Lessor covenants that Lessee, upon paying the rent and complying with the terms, covenants and conditions of this lease, shall and may peaceably and quietly have, hold, and enjoy the Premises for the term provided for in
Article 2 hereof.

                                      22.

                    LESSOR'S REMEDIES UPON LESSEE'S DEFAULT
                    ---------------------------------------

     In the event of default at any time by Lessee in the payment of the rent herein provided for or in the performance of any other of its agreements herein contained, Lessor shall have the right, after thirty (30) days notice in writing to Lessee, to either:

                                   TRACT C-2b

     (1) declare the term of this lease ended and re-enter and take possession of the Premises, or;

     (2) pursue any remedy whatsoever provided for by law, or;

     (3) re-enter the Premises and use its best efforts to relet the same for and on account of Lessee for the then full remaining portion of the term of this lease or for any shorter period, and to collect and receive payment of rent therefor and apply any and all monies so received as rent to the credit of Lessee for the rent accruing under the term of this lease, but no such reletting shall be construed as a termination of this lease or as a release of the Lessee from Lessee's obligation to pay rent provided during the full term of this lease, or from Lessee's obligation to perform any other covenant herein contained, it being expressly understood and agreed that in the event of any re-entry shall not operate to terminate this lease in any particular or alter the obligation of Lessee to perform its covenants to pay rent pursuant to the terms hereof unless Lessor expressly so elects pursuant to "(1)" or "(2)" above.

                                      23.

                     WAIVER OF BREACH AND TIME OF ESSENCE
                     ------------------------------------

     No waiver of any breach of breaches of any provision, covenant or condition of this lease shall be construed to be a waiver of any succeeding breach of such provision, covenant or condition, or of any other provision, covenant and condition, and time is of the essence for each and every provision, covenant and condition herein contained and on the part of either Lessor or Lessee to be done and performed.

                                      24.

                                    NOTICES
                                    -------

     All notices, demands or communications of any kind which may be required or desired to be served, given or made by Lessee upon or to Lessor, under the terms of or in connection with this lease, shall be sufficiently served, given or made (as an alternative to personal service upon Lessor) if sent by certified or registered United States Mail, Return Receipt Requested, addressed to 3045 Ashley Phosphate Road, North Charleston, South Carolina 29418 (or to such other address as may hereafter from time to time be designated for this purpose by Lessor to Lessee in writing). All notices, demand or communications of any kind which may be required or desired to be served, given or made by Lessor upon or to Lessee, under the terms of or in connection with this lease, shall be sufficiently served, given or made (as an alternative to personal service upon Lessee) if sent by certified or registered United States Mail, Return Receipt Requested, to MDT Diagnostic Company, at the Premises or at such other address or addresses as may be specified from time to time, in writing, to other party.

                                   TRACT C-2b

                                      25.

                             SUCCESSORS TO PARTIES
                             ---------------------

     Each of the provisions, covenants and conditions of this lease shall extend to and bind and inure to the benefit of, as the case may be, not only the parties hereto, but each and every one of the heirs, personal representatives, legatees, successors and assigns of the respective parties hereto, and whenever in this lease a reference to either of said parties is made, such reference shall be deemed to include also, wherever applicable, a reference to the heirs, personal representatives, legatees, successors and assigns of said parties, the same as if in every case so expressed.

                                      26.

                           ENVIRONMENTAL REGULATIONS
                           -------------------------

     Lessee agrees to comply with all state and federal environmental laws and regulations and shall in no event store or discharge any hazardous or contaminated waste on the premises. Lessee shall be responsible for clean-up of any environmental problems created during its tenancy.

                                      27.

                                ATTORNEY'S FEES
                                ---------------

     In the event that any party hereto (or any third-party beneficiary of this Agreement) shall bring an action to enforce the terms hereof or to declare right hereunder, the prevailing party in any such action, shall be entitled to his court costs and reasonable attorney's fees to be paid by the non-prevailing party as fixed by the court of appropriate jurisdiction, including, but not limited to, attorney's fees and court cost incurred in courts of original jurisdiction, bankruptcy courts, or appellate courts.

                                      28.

                     CONTROLLING LAW AND ENTIRE AGREEMENT
                     ------------------------------------

     The laws of the State of South Carolina shall govern the construction of the provisions of this lease and this lease contains the entire agreement of the parties hereto. No representations, inducements, promises, or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

                                   TRACT C-2b

     IN WITNESS WHEREOF, ASHLEY INDUSTRIAL DEVELOPERS, a partnership, has caused this instrument to be executed and delivered in its name by C. Ronald Coward, one of its partners and MDT Diagnostic Company, by Charles B. Swenson,
                                                           -------------------
its President, has caused this instrument to be executed and delivered in its
    ---------
name and its corporate seal to be hereunto affixed, all of which has been done in duplicate original the day and year first above written.


SIGNED, SEALED AND DELIVERED      CAROLINA INDUSTRIAL DEVELOPERS,
IN THE PRESENCE OF                A Partnership


/s/ G.F. Caccamise                 By: /s/ C. Ronald Coward
- - -----------------------------         -------------------------------
                                       C. Ronald Coward
                                       One of its Partners (Lessor)

- - -----------------------------
As to Lessor


                                  MDT Diagnostic Company
                                  A     Delaware       Corporation
                                    -------------------

/s/ G.F. Caccamise                 By: /s/ Charles B. Swenson
- - -----------------------------         -------------------------------
                                      (Lessee)

- - -----------------------------     Its: President
As to Lessee                           ------------------------------

                                   TRACT C-2b

STATE OF SOUTH CAROLINA   )
                          )          ACKNOWLEDGMENT
COUNTY OF CHARLESTON      )
          ----------


     I, CARLA L. DANDRIDGE, Notary Public for the State of South Carolina, do
        ------------------                                 --------------
hereby certify that ASHLEY INDUSTRIAL DEVELOPERS, A Partnership, by C. Ronald Coward, one of its Partners, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     SWORN and subscribed to before me this 14 day of March, 1996.
                                            --        -----     -


                                  /s/ Carla L. Dandridge
                                  -----------------------------------
                                  Notary Public for South Carolina

My commission expires July 1, 2001
                      ------------

     (SEAL)



STATE OF SOUTH CAROLINA   )
                          )          ACKNOWLEDGMENT
COUNTY OF                 )
          -------------


     I,                      , Notary Public for the State of                 ,
        ---------------------                                 ----------------
do hereby certify that MDT Diagnostic Company, a                corporation, by
                                                 --------------
              , its             , personally appeared before me this day and
- - --------------      ------------
acknowledged the due execution of the foregoing instrument.

     SWORN and subscribed to before me this     day of            , 199 .
                                            ---        -----------     -


                                  -----------------------------------
                                  Notary Public for South Carolina

My commission expires
                      -----------------

     (SEAL)

                                  TRACT C-2b